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                           AMERICAN PERFORMANCE FUNDS

                     AMERICAN PERFORMANCE MONEY MARKET FUNDS
                         AMERICAN PERFORMANCE BOND FUNDS
                        AMERICAN PERFORMANCE EQUITY FUNDS

                       Supplement dated January 10, 2002
        to the Statement of Additional Information dated January 1, 2002

Capitalized terms not defined in this Supplement have the meaning assigned to them in the Statement of Additional Information.

The following information replaces the second paragraph contained on page B-3 under the heading "The Bond Funds":

The Bond Fund and the Intermediate Bond Fund, under normal market conditions, will each invest at least 80% of the value of their net assets in bonds. For purposes of the above-stated policy, "bonds" includes any debt instrument with a remaining maturity of 90 days or more, at the time of purchase.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.